                                                                    EXHIBIT 99.1


CONTACTS: Press Contact                              Investor Contact
          Michele Norwood                            Heidi Jennison
          Internet Security Systems                  Internet Security Systems
          678-443-6142                               678-443-6167
          mnorwood@iss.net                           hjennison@iss.net



FOR IMMEDIATE RELEASE


             INTERNET SECURITY SYSTEMS REPORTS RECORD THIRD QUARTER
                 REVENUES AND 21ST CONSECUTIVE QUARTER OF GROWTH


         ATLANTA, GA. -- OCTOBER 17, 2000 -- Internet Security Systems, Inc.
(ISS) (NASDAQ: ISSX) today announced record financial results for the third quarter ended September 30, 2000. Revenues were $51,787,000, a 73% increase over $30,001,000 for the corresponding period in 1999 and a 17% sequential growth over the second quarter of 2000. Operating profits grew to a record level of $5,805,000 as the operating margin grew to 11% of revenues. Net income, including net interest income, foreign exchange loss and income tax expense, was $4,855,000 or $.11 per share on a fully diluted basis compared to $.02 per share for the quarter ended September 30, 1999. These third quarter results continued the significant growth trends in software and service solutions offerings making it ISS' 21st consecutive quarter of growth.

         Results on a year-to-date basis showed similar results. Revenues for the nine months ended September 30, 2000 of $135,295,000 were a 69% increase compared with $80,255,00 for the corresponding period in 1999. Earnings per share were $.27 on a fully diluted basis, a 200% increase over $.09 per share for the nine months ended September 30, 1999.

         "Internet Security Systems' strong third quarter financial results demonstrate our continued leadership position, providing the information protection solutions critical to the availability, integrity and confidentiality of the e-business infrastructure," said Tom Noonan, president and chief executive officer of Internet Security Systems. "Our success in growing our managed security services business was evidenced by the addition of eleven new partners in the quarter. This progress, coupled with our continued leadership in providing security management software solutions, demonstrates that we are well on our way to becoming the world standard for

                                   -- more --
protecting and managing the security of Internet networks."

THIRD QUARTER HIGHLIGHTS:

NEW CORPORATE STRUCTURE

     - During the quarter, the company continued to enjoy a successful transition from a market-leading software provider to a provider and leader in full security management solutions - products, consulting, managed security services (MSS) and education. To further sharpen its focus, ISS announced the formation of two business units, Managed Security Services and Enterprise Solutions. This structure, driven by ISS' extraordinary growth, streamlines our company and provides the concerted focus that is necessary to scale our business and better serve the record number of customers who demand our products and services.

EXPANSION OF INTERNATIONAL OPERATIONS

     - In the latter half of the quarter, ISS acquired Brazil-based, SARIS, which had been ISS' exclusive distributor in the region, and ISYI, a leader in advanced network security services in the Italian market place. Both acquisitions enable ISS to expand its operations in Latin America and Europe.


FORMATION OF ELEVEN NEW MANAGED SECURITY SERVICE PARTNERSHIPS

     - ISS continued to execute on its Managed Security Partner (MSP) strategy, forming eleven new strategic alliances in the third quarter with service providers who have committed to providing ISS managed security services as part of their offering set. The addition of these partnerships builds on ISS' existing relationships and extends its immediate market reach to millions of enterprises worldwide, making ISS the largest global provider of managed security solutions.

     - Strategic managed security services relationships formed in the third quarter bringing the total to 19 partners, include the following companies in the following five key markets:

          AUDITORS/CONSULTANTS:  PricewaterhouseCoopers
          SYSTEM/NETWORK INTEGRATORS: Dimension Data and iGroup (division of Computacenter)
          CYBERCARRIERS:  Lucent NetCare(sm), Log On America, Qwest
          Communications
          EMERGING SERVICE PROVIDERS (MSPS, ASPS, ISPS): HiFive!.net, NOCpulse and SevenSpace.
          INDUSTRY-FOCUSED SERVICE PROVIDERS:  GE Medical

          Note: Details on ISS' MSS strategy and partners available in October 16th press releases at http://www.iss.net/company/press_office/ pressrel2000.php.

CONTINUED ENHANCEMENT OF SAFESUITE(R) SECURITY MANAGEMENT PLATFORM

     - In July, ISS announced new versions of RealSecure(TM) (v.5.0) and Internet Scanner(TM) (v. 6.1), extending ISS' market lead in network intrusion detection and security vulnerability assessment.

     - ISS announced tighter integration within the SAFEsuite(R) platform providing customers with greater scalability, streamlined administration, and clear and cohesive security

                                   -- more --
          management decision support.

     - ISS and Check Point announced a new version of RealSecure for Check Point (RealSecure 5.0). This enhanced product represents the next level in integrated network intrusion detection and firewall capabilities and includes ISS X- Press Updates, a technology that enables real-time notification of newly identified attack signatures, ensuring up-to-the-moment recognition and defense against new and existing cyber attacks.

     - During the quarter, ISS X-Force(TM), the company's leading security research team, delivered 3 new X-Press Updates for SAFEsuite including Internet Scanner, System Scanner(TM) and RealSecure adding close to 100 new security definitions for ongoing protection from the latest attacks.

     - In September, ISS shipped RealSecure Server Sensor, a groundbreaking new hybrid intrusion detection solution enabling better protection of mission critical servers and the e-business infrastructure. ISS also shipped a new version of its security management application, SAFEsuite Decisions.

INDUSTRY LEADERSHIP RECOGNITION

     - ISS was named one of America's fastest growing 100 companies by Individual Investor magazine; recognized as a top 50 Internet company in InternetWorld magazine; and named the number one information security company by Computer Reseller News in their e-star awards.

ABOUT INTERNET SECURITY SYSTEMS (ISS)

          Internet Security Systems (ISS) is a leading global provider of security management solutions for the Internet. By providing industry-leading SAFEsuite(R) security software, remote managed security services, and strategic consulting and education offerings, ISS is a trusted security provider to its customers, protecting digital assets and ensuring safe and uninterrupted e-business. ISS' security management solutions protect more than 6,000 customers worldwide including 21 of the 25 largest U.S. commercial banks, the top 10 telecommunications companies and more than 35 government agencies. Founded in 1994, ISS is headquartered in Atlanta, GA, with additional offices throughout North America and international operations in Asia, Australia, Europe, Latin America and the Middle East. For more information, visit the Internet Security Systems web site at http://www.iss.net or call 888-901-7477.

                                      # # #

This release, other than historical information, includes forward-looking statements made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for the Company's products; the volume and timing of orders; product and price competition; the Company's ability to expand its domestic and international sales and marketing organizations; the Company's ability to develop new and enhanced products; the Company's ability to assimilate recent and potential future acquisitions or investments ; the Company's ability to attract and retain key personnel; the growth in the acceptance and use of the Internet and the World Wide Web, particularly by corporate, institutional and government users; the extent to which unauthorized access to and use of online information is perceived as a threat to network security; customer budgets; the assertion of infringement claims with respect to the Company's intellectual property; and risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in the Company's periodic filings with the Securities and Exchange Commission. These filings can be obtained either by contacting ISS Investor Relations or through the Securities and Exchange Commission's Web site at "http://www.sec.gov".

Internet Security Systems, Internet Scanner, System Scanner, RealSecure and X-Force are trademarks and SAFEsuite is a registered trademark of Internet Security Systems, Inc. and ISS Group, Inc. All other companies and products mentioned are trademarks and property of their respective owners.

                            INTERNET SECURITY SYSTEMS
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (Amounts in thousands, except per share amounts)
                                   (Unaudited)

                                                                                       THREE MONTHS ENDED
                                                                      --------------------------------------------------
                                                                      SEPTEMBER 30,          JUNE 30,      SEPTEMBER 30,
                                                                          2000                 2000             1999
                                                                      -------------       ------------     -------------
Revenues:
     Product licenses and sales                                       $   31,770          $   26,331       $      19,200
     Subscriptions                                                        10,938               9,537               6,202
     Professional services                                                 9,079               8,349               4,599
                                                                      ----------          ----------       -------------
                                                                          51,787              44,217              30,001

Costs and expenses:
     Cost of revenues:
          Product                                                          6,525               4,442               5,055
          Subscriptions and services                                       9,884               8,597               4,801
                                                                      ----------          ----------       -------------
     Total cost of revenues                                               16,409              13,039               9,856

     Research and development                                              8,449               7,566               5,315
     Sales and marketing                                                  17,406              15,658              10,991
     General and administrative                                            3,429               3,491               2,105
     Merger costs                                                             --                  --               2,329
     Amortization                                                            289                 248                 247
                                                                      ----------          ----------       -------------
                                                                          45,982              40,002              30,843

Operating income                                                           5,805               4,215                (842)
Interest income, net                                                       2,253               2,070               1,640
Exchange gain (loss)                                                       (463)                  95                  --
                                                                      ----------          ----------       -------------
Income before income taxes                                                 7,595               6,380                 798
Provision for income taxes                                                 2,740               2,299                 105
                                                                      ----------          ----------       -------------
Net income                                                            $    4,855          $    4,081       $         693
                                                                      ==========          ==========       =============


Basic net income per share of Common Stock                            $     0.12          $     0.10       $        0.02
                                                                      ==========          ==========       =============
Diluted net income per share of Common Stock                          $     0.11          $     0.09       $        0.02
                                                                      ==========          ==========       =============

Weighted average number of shares:
   Basic                                                                  41,984              41,882              40,582
                                                                      ==========          ==========       =============
   Diluted                                                                45,099              45,326              43,946
                                                                      ==========          ==========       =============

                            INTERNET SECURITY SYSTEMS
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (Amounts in thousands, except per share amounts)
                                   (Unaudited)


                                                            NINE MONTHS ENDED
                                                    ---------------------------------
                                                     SEPTEMBER 30,      SEPTEMBER 30,
                                                         2000               1999
                                                    --------------     -------------
Revenues:
     Product licenses and sales                       $  82,879           $51,264
     Subscriptions                                       28,564            16,582
     Professional services                               23,852            12,409
                                                      ---------           -------
                                                        135,295            80,255

Costs and expenses:
     Cost of revenues:
          Product                                        16,222            12,529
          Subscriptions and services                     25,214            13,051
                                                      ---------           -------
     Total cost of revenues                              41,436            25,580

     Research and development                            22,817            14,162
     Sales and marketing                                 47,348            30,589
     General and administrative                           9,804             6,556
     Merger costs                                            --             2,329
     Amortization                                           785               746
                                                      ---------           -------
                                                        122,190            79,962

Operating income                                         13,105               293
Interest income, net                                      6,191             4,014
Exchange gain (loss)                                       (494)                0
                                                      ---------           -------
Income before income taxes                               18,802             4,307
Provision for income taxes                                6,796               311
                                                      ---------           -------
Net income                                            $  12,006           $ 3,996
                                                      =========           =======


Basic net income per share of Common Stock            $    0.29           $  0.10
                                                      =========           =======
Diluted net income per share of Common Stock          $    0.27           $  0.09
                                                      =========           =======

Weighted average number of shares:
   Basic                                                 41,752            39,710
                                                      =========           =======
   Diluted                                               45,039            43,437
                                                      =========           =======

                            INTERNET SECURITY SYSTEMS
                    SELECTED CONSOLIDATED BALANCE SHEET DATA
                             (Amounts in thousands)

                                                                SEPTEMBER 30, 2000       DECEMBER 31, 1999
                                                                   (UNAUDITED)               (AUDITED)
                                                                ------------------       -----------------
Cash, including cash equivalents and restricted cash               $ 151,763                $ 139,283

Accounts Receivable
                                                                      42,524                   26,934

Total Assets
                                                                     221,534                  184,845

Deferred Revenue
                                                                      25,596                   17,155

Stockholders' Equity
  Common Stock and Additional Paid-In Capital
                                                                     167,807                  157,508
  Retained Earnings
                                                                       9,884                   (2,167)

  Total Stockholders' Equity                                       $ 177,608                $ 155,153